SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549




                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date  of  Report    (Date  of  earliest  event  reported)        June  9, 1997
                                                             -----------------

                            TRI-VALLEY CORPORATION
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          (Exact  name  of  registrant  as  specified  in  its  charter)


             DELAWARE                            2-67096            84-0617433
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(State  or  other  jurisdiction                (Commission       (IRS Employer
    of incorporation)                       File Number)   Identification no.)


 230  South  Montclair  Street,  Suite  101    Bakersfield,  CA    93309
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   (Address  of  principal  executive  office)                      (Zip code)



Registrant's  telephone  number,  including  area  code:  (805)    837-9300
                                                 -----------------------------



ITEM  3    RESIGNATION  OF  DIRECTOR
-------


Terrance L. Stringer, a director of Tri-Valley corporation (Registrant) and its subsidiary, Tri-valley Oil & Gas Co., resigned all positions to which he was appointed or elected effective June 9, 1997 to pursue other interests.



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TRI-VALLEY CORPORATION
                                 (registrant)




                             /s/  F.  Lynn  Blystone
                             -----------------------
                             F.  Lynn  Blystone
                             President  and  CEO




 6/12/97
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        (Date)